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                                                                  Exhibit 10.49a

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                                                       Dated as of June 30, 2004

                         MORTGAGE MODIFICATION AGREEMENT


                                     between


                           HEATHCOTE ASSOCIATES, L.P.,
                         a New York limited partnership,
                                   Mortgagor,


                                       and


                             FLEET NATIONAL BANK, as
            Administrative Agent for Lenders (as hereinafter defined)
          (together with its successors in such capacity, "Mortgagee")

This instrument affects real and personal property situated at the northeast corner of Shelbourne Road and Interstate 189 in South Burlington, Vermont.

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                              RECORD AND RETURN TO:
                                Schiff Hardin LLP
                          623 Fifth Avenue, 28th Floor
                            New York, New York 10022
                         Attention: Paul G. Mackey, Esq.

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                         MORTGAGE MODIFICATION AGREEMENT

                MORTGAGE MODIFICATION AGREEMENT dated this 30th day of June, 2004 between HEATHCOTE ASSOCIATES, L.P. ("Mortgagor") and FLEET NATIONAL BANK, as Administrative Agent ("Mortgagee").

                              W I T N E S S E T H:

                WHEREAS, Mortgagee is now the lawful owner and holder of the note (collectively, the "Original Note") secured by that certain Mortgage, Assignment of Leases and Rents and Security Agreement from Mortgagor to Mortgagee dated as of April 16, 2002 and recorded in the Office of the Suffolk County Clerk, New York on April 17, 2002 in Volume 548 at page 267 (the "Original Mortgage");

                WHEREAS, the maximum principal amount which is or under any contingency may be secured by the Original Mortgage prior to the effect of this Mortgage Modification Agreement is $9,350,000, plus interest thereon and all additional interest and late payment and prepayment charges in respect thereof, plus all amounts expended by Mortgagee following a default thereunder in respect of insurance premiums and real estate taxes, and all legal costs or expenses of collection of the note(s) secured thereby or of the defense or prosecution of the rights and lien created thereby;

                WHEREAS, Mortgagee, Mortgagor, RD Abington Associates Limited Partnership ("Abington Mortgagor"), RD Methuen Associates Limited Partnership ("Methuen Mortgagor"), RD Branch Associates, L.P. ("Branch Mortgagor") and Acadia Town Line, LLC ("Town Line Mortgagor") have entered into that certain Amended and Restated Term Loan Agreement dated as of the date hereof (the "Amended and Restated Loan Agreement"), which Amended and Restated Loan Agreement consolidates the Original Note with certain other notes and extends, amends and restates the terms thereof in their entirety;

                WHEREAS, the notes consolidated and modified pursuant to the Amended and Restated Loan Agreement evidence a consolidated indebtedness (the "Consolidated Indebtedness") in the principal amount of up to $45,900,000 and Mortgagor and Mortgagee have agreed to increase the Mortgage Amount of the Original Mortgage to $45,900,000 in order that the Original Mortgage, as modified hereby, shall secure the entire Consolidated Indebtedness;

                WHEREAS, the Original Mortgage is a first priority mortgage encumbering the property described on SCHEDULE A attached hereto and made a part hereof (the "Premises");

                WHEREAS, Mortgagor is the lawful owner of the Premises; and

                WHEREAS, Mortgagee and Mortgagor have agreed to modify the terms of the Original Mortgage in the manner hereinafter set forth.

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                NOW, THEREFORE, in consideration of the premises and the mutual agreements herein expressed, the parties hereto covenant and agree as follows:

                1. The definition of the term "Mortgage Amount" in the Original Mortgage is hereby changed to $45,900,000 such that the principal amount secured by the Original Mortgage as modified hereby is increased to $45,900,000 or so much thereof as is advanced and outstanding pursuant to the terms of the Amended and Restated Loan Agreement. Capitalized terms used in the Original Mortgage and not otherwise defined shall have the meanings attributed to them in the Amended and Restated Loan Agreement.

                2. The following definitions of the terms "Hedging Agreement" and "Loan Note" are hereby added to the Original Mortgage:

                " 'Hedging Agreement' shall mean, collectively, the ISDA Master Agreement and/or other documentation with respect to an interest rate hedging transaction entered into by and between Acadia Realty Limited Partnership and Counterparty dated as of August 23, 2001, as assigned to Abington Mortgagor, Methuen Mortgagor and/or Branch Mortgagor by Acadia Realty Limited Partnership, as well as any interest rate swap, cap or other interest rate protection agreement between Mortgagor and Counterparty, as any of the same may be amended, modified or supplemented from time to time, including any and all "confirmations" under any thereof."

                " 'Loan Note' shall mean the Notes, as defined in the Amended and Restated Loan Agreement, as the same may hereafter be amended, modified, extended, severed, assigned, consolidated with other notes, renewed, replaced or restated."

                3. As used in the Original Mortgage, the term "Loan Agreement" shall mean the Amended and Restated Loan Agreement, as the same may be modified, amended or supplemented from time to time and the term "Note" shall mean, collectively, the Loan Note and the Hedging Agreement.

                4. Anything to the contrary contained herein notwithstanding, the maximum principal amount which is or under any contingency may be secured by the Original Mortgage as modified hereby is $45,900,000, plus interest thereon and all additional interest and late payment and prepayment charges in respect thereof, plus all amounts expended by Mortgagee following a default thereunder in respect of insurance premiums and real estate taxes, and all legal costs or expenses of collection of the note(s) secured thereby or of the defense or prosecution of the rights and lien created thereby.

                5. Mortgagor represents and warrants that there exist no defenses, offsets or counterclaims with respect to its obligations under the Original Mortgage, as modified hereby, or under the Note.

                6. Except as modified hereby the Original Mortgage remains unmodified and in full force and effect.

                                        2
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                7.      The terms and provisions hereof shall be binding upon
and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

                8. This Agreement and the rights and obligations of the parties hereto shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of Vermont (without giving effect to Vermont's choice of law principles).

                9. This Agreement may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.

                10. The information set forth on the cover hereof is incorporated herein.

                  [Remainder of page intentionally left blank]

                                        3
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                IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the parties hereto as of the day and year first above written.

                                        HEATHCOTE ASSOCIATES, L.P.,
                                        a New York limited partnership

                                        By: Acadia Heathcote, LLC,
                                            its general partner

                                            By: Acadia Realty Limited
                                                Partnership, a Delaware
                                                limited partnership,
                                                its sole member

                                                By: Acadia Realty Trust, a
                                                    Maryland real estate
                                                    investment trust,
                                                    its general partner
Witness:


------------------------------                      By
                                                       -------------------------
Print Name:                                            Robert Masters
                                                       Senior Vice President

                                        FLEET NATIONAL BANK, as Administrative
Witness:                                Agent


------------------------------          By
                                            ------------------------------------
Print Name:                                 Denise M. Smyth
                                            Vice President

                The undersigned joins in the execution and authorizes the delivery of this Mortgage Modification Agreement for the purpose of confirming and reaffirming its acceptance and agreement to the provisions of paragraph 3.16 of the Original Mortgage.

                                        ACADIA REALTY LIMITED PARTNERSHIP

Witness:                                By: Acadia Realty Trust,
                                            its general partner


------------------------                    By
                                               --------------------------------
Print Name:                                    Robert Masters
                                               Senior Vice President

STATE OF NEW YORK             )
                              :    ss.:
COUNTY OF NEW YORK            )

                On the 30th day of June in the year 2004, before me, the undersigned, a notary public in and for said state, personally appeared Robert Masters, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:


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

STATE OF NEW YORK             )
                              :    ss.:
COUNTY OF NEW YORK            )

                On the 30th day of June in the year 2004, before me, the undersigned, a notary public in and for said state, personally appeared Denise
M. Smyth, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                                        ----------------------------------------
                                        Notary Public

My Commission Expires:


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                                   SCHEDULE A